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                                                               Exhibit 10.106(a)

                           FIRST OMNIBUS AMENDMENT TO
                              TRANSACTION DOCUMENTS

     THIS FIRST OMNIBUS AMENDMENT TO TRANSACTION DOCUMENTS, dated as of January 14, 2002 (this "AMENDMENT"), is entered into by and among FIRST INVESTORS AUTO RECEIVABLES CORPORATION, a Delaware corporation (the "DEBTOR"), FIRST INVESTORS FINANCIAL SERVICES, INC., a Texas corporation ("FIFS" or "SELLER"), FIRST INVESTORS SERVICING CORPORATION, a Delaware corporation ("FISC" or the "SERVICER"), ENTERPRISE FUNDING CORPORATION, a Delaware corporation ("EFC"), BANK OF AMERICA, N.A., a national banking association ("BANK OF AMERICA"), VARIABLE FUNDING CAPITAL CORPORATION, a Delaware corporation, ("VFCC"), FIRST UNION SECURITIES, INC., a Delaware corporation ("FIRST UNION SECURITIES"), MBIA INSURANCE CORPORATION, a New York stock insurance company, ("SURETY BOND PROVIDER") and WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION ("WELLS FARGO"). Capitalized terms used and not otherwise defined herein are used as defined in the Transaction Documents (as defined below).

     WHEREAS, the Debtor, FIFS, EFC, Bank of America, the Surety Bond Provider and Wells Fargo entered into that certain Security Agreement, dated as of October 22, 1996, as amended by Amendment Number 1 to Security Agreement, dated as of August 25, 1997, Amendment Number 2 to Security Agreement, dated as of March 31, 1999, Amendment Number 3 to Security Agreement, dated as of November 29, 2000 and Amendment Number 4 to Security Agreement, dated as of the date hereof (as amended, supplemented or restated to the date hereof, the "SECURITY AGREEMENT");

     WHEREAS, the Debtor and EFC entered into that certain Note Purchase Agreement, dated as of October 22, 1996, as amended by that Amendment Number 1 to Note Purchase Agreement, dated as of March 31, 1999, Amendment Number 2 to Note Purchase Agreement, dated as of November 29, 2000 and Amendment Number 3 to Note Purchase Agreement, dated as of the date hereof (as amended, supplemented or restated to the date hereof, the "NOTE PURCHASE AGREEMENT");

     WHEREAS, the Debtor, FIFS, Wells Fargo, Bank of America and the Surety Bond Provider entered into that certain Insurance Agreement, dated as of October 1, 1996, as amended by that Amendment No. 1 to Insurance Agreement dated as of March 31, 1999, Amendment No. 2 to Insurance Agreement, dated as of November 29, 2000 and Amendment No. 3 to Insurance Agreement, dated as of the date hereof (as amended, supplemented or restated to the date hereof, the "INSURANCE AGREEMENT");

     WHEREAS, the Debtor, FISC and Wells Fargo entered into that certain Servicing Agreement, dated as of March 31, 1999, as amended by that Amended Number 1 to Servicing Agreement, dated as of November 29, 2000 (as amended, supplemented or restated to the date hereof, the "SERVICING AGREEMENT");

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     WHEREAS, the Debtor and FIFS entered into that certain Purchase Agreement, dated as of October 22, 1996 as amended by that Amendment Number 1 to Purchase Agreement, dated as of August 25, 1997, Amendment Number 2 to Purchase Agreement, dated as of March 31, 1999 and Amendment Number 3 to Purchase Agreement, dated as of November 29, 2000 (as amended, supplemented or restated to the date hereof, the "PURCHASE AGREEMENT"; the Security Agreement, the Note Purchase Agreement, the Insurance Agreement, the Servicing Agreement and the Purchase Agreement, collectively, the "TRANSACTION DOCUMENTS");

     WHEREAS, the parties hereto are entering into this Amendment to, among other things, (i) remove Bank of America as the administrative agent and as the reserve account agent and substitute in lieu thereof First Union Securities as a successor to Bank of America in the capacity of administrative agent and reserve account agent and (ii) remove EFC as company and substitute in lieu thereof VFCC as a successor to EFC in the capacity of company;

     NOW THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the parties hereto agree as follows:

     SECTION 1. GLOBAL AMENDMENTS. Effective as of the Effective Date, the Transaction Documents are hereby amended as follows:

     (a) AGENCY SUCCESSION. First Union Securities shall be successor administrative agent ("ADMINISTRATIVE Agent") and reserve account agent ("RESERVE ACCOUNT AGENT") to Bank of America for all purposes of the Transaction Documents. First Union Securities hereby accepts all of the rights, duties and obligations of the "Administrative Agent" and "Reserve Account Agent" under the Transaction Documents. Bank of America hereby assigns all of its security interests and other rights and obligations as administrative agent and reserve account agent under the Transaction Documents to First Union Securities. Any and all references in the Transaction Documents to Bank of America in its capacity as "Administrative Agent" and/or "Reserve Account Agent" are hereby amended to refer to "First Union Securities" in the related capacity. Bank of America shall no longer have any rights, obligations or duties as "Administrative Agent" and/or "Reserve Account Agent" under the Transaction Documents from and after the Effective Date hereof. It is agreed by each of the parties hereto that First Union Securities shall have no liability for any action taken or not taken by Bank of America on or prior to the Effective Date.

     (b) CONDUIT SUCCESSION. VFCC shall be successor company ("COMPANY") to EFC for all purposes of the Transaction Documents. VFCC hereby accepts all of the rights, duties and obligations of the "Company" under the Transaction Documents. EFC hereby assigns all of its security interests and other rights and obligations as company under the Transaction Documents to VFCC. Any and all references in the Transaction Documents to EFC and Enterprise Funding Corporation are hereby amended to refer to "VFCC" and "Variable Funding Capital Corporation", respectively. EFC shall no longer have any rights, obligations or duties as "Company" under the Transaction Documents from and after the Effective Date hereof. It is agreed by each of the parties hereto that VFCC shall have no liability for any action taken or not taken by EFC on or prior to the Effective Date.

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     (c)  NOTE. EFC will assign the EFC Note to VFCC as more fully described in
Section 2 below. Simultaneously therewith, the Debtor will execute and deliver a new note (the "REPLACEMENT NOTE"), dated as of the date hereof in favor of VFCC and in replacement of the assigned EFC Note. Any and all references in the Transaction Documents to the "Note" shall mean the Replacement Note.

     SECTION 2. ASSIGNMENT OF EFC NOTE. On the earlier to occur of (i) the Effective Date and (ii) payment in full of all amounts owed to EFC by the Debtor, Bank of America and EFC shall be deemed to have assigned to First Union Securities, as agent for VFCC and its successors and assigns all right, title and interest of Bank of America and EFC in to and under the EFC Note (the "EFC NOTE") and Bank of America shall deliver the EFC Note to First Union Securities.

     SECTION 3. AMENDMENTS TO SECURITY AGREEMENT. Effective as of the Effective Date, the Security Agreement is hereby amended as follows:

     (a) The definition of "Base Rate" in Section 1.1 of the Security Agreement is hereby amended by deleting each reference to "Bank of America" and substituting in lieu thereof, "First Union National Bank".

     (b) The definition of "EFC Collateral Agent" in Section 1.1 of the Security Agreement is hereby deleted.

     (c) The definition of "LIBOR Rate" in Section 1.1 of the Security Agreement is hereby amended by deleting each reference to Bank of America and substituting in lieu thereof, "First Union National Bank".

     (d) The definition of "Liquidity Provider" in Section 1.1 of the Note Purchase Agreement is hereby amended by deleting the phrase "which as of the Closing Date, is Bank of America, N.A." and substituting in lieu thereof, the phrase "which as of the Effective Date, is First Union National Bank".

     (e) The definition of "Noteholder" in Section 1.1 of the Security Agreement is hereby amended by deleting the reference to "Bank of America" and substituting in lieu thereof, "First Union Securities".

     (f) The following definitions are added in the appropriate alphabetical order to Section 1.1 of the Security Agreement:

     "EFFECTIVE DATE" means January 14, 2002.

     "FIRST UNION SECURITIES" means First Union Securities, Inc., a Delaware corporation.

     "VFCC" means Variable Funding Capital Corporation, a Delaware corporation and its successors and assigns.

     (g) Section 8.1 of the Security Agreement is hereby amended by deleting the addresses of the Company and the Administrative Agent and substituting in lieu thereof, the following:

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          "If to the Company:

               Variable Funding Capital Corporation
               c/o First Union Securities, Inc.
               301 South College Street, TW-9
               Charlotte, North Carolina 28288
               Attention:       Conduit Administration
               Telephone:       (704) 383-9343
               Telecopy:        (704) 383-6036

               With a copy to:

               Lord Securities Corporation
               48 Wall Street, 27th Floor
               New York, New York 10005
               Attention:       Vice President
               Telephone:       (212) 346-9008
               Telecopy:        (212) 346-9012

          If to the Administrative Agent:

               First Union Securities, Inc.
               301 South College Street, TW-9
               Charlotte, North Carolina 28288
               Attention:       John Foxgrover
               Telephone:       (704) 383-8437
               Telecopy:        (704)383-1085"

     (h) Section 8.2 of the Security Agreement is hereby amended by deleting the second sentence therein and substituting in lieu thereof, the following:

          "The Debtor and the Collateral Agent hereby acknowledge that the Company has granted a security interest in all of its rights hereunder to the Liquidity Provider."

     SECTION 4. AMENDMENTS TO NOTE PURCHASE AGREEMENT. Effective as of the Effective Date, the Note Purchase Agreement is hereby amended as follows:

     (a) The definition of "EFC Collateral Agent" in Section 1.1 of the Note Purchase Agreement is hereby deleted.

     (b) The definition of "Liquidity Provider" in Section 1.1 of the Note Purchase Agreement is hereby amended by deleting the phrase "which as of the Closing Date, is Bank of America, N.A." and substituting in lieu thereof, the phrase "which as of the Effective Date, is First Union National Bank".

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     (c)  The following definitions are added in the appropriate alphabetical order to Section 1.1 of the Note Purchase Agreement:

     "EFFECTIVE DATE" means January 14, 2002.

     "FIRST UNION SECURITIES" means First Union Securities, Inc., a Delaware corporation.

     "VFCC" means Variable Funding Capital Corporation, a Delaware corporation and its successors and assigns.

     (d) Section 5.1 of the Note Purchase Agreement is hereby amended by deleting the addresses of the Company and the Administrative Agent and substituting in lieu thereof, the following:

          "If to the Company:

               Variable Funding Capital Corporation
               c/o First Union Securities, Inc.
               301 South College Street, TW-9
               Charlotte, North Carolina 28288
               Attention:       Conduit Administration
               Telephone:       (704) 383-9343
               Telecopy:        (704) 383-6036

               With a copy to:

               Lord Securities Corporation
               48 Wall Street, 27th  Floor
               New York, New York 10005
               Attention:       Vice President
               Telephone:       (212) 346-9008
               Telecopy:        (212) 346-9012

          If to the Administrative Agent:

               First Union Securities, Inc.
               301 South College Street, TW-9
               Charlotte, North Carolina 28288
               Attention:       John Foxgrover
               Telephone:       (704) 383-8437
               Telecopy:        (704)383-1085"

     (e) Section 5.2 of the Note Purchase Agreement is hereby amended by deleting the second sentence therein and substituting in lieu thereof, the following:

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          "The Issuer hereby acknowledges that the Company has assigned and granted a security interest in all of its rights hereunder and under the Note to the Liquidity Provider."

     SECTION 5. AMENDMENTS TO SERVICING AGREEMENT. Effective as of the Effective Date, the Servicing Agreement is hereby amended as follows:

     (a) Section 1.01 of the Servicing Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order:

     "EFFECTIVE DATE" means January 14, 2002.

     "FIRST UNION SECURITIES" means First Union Securities, Inc., a Delaware corporation.

     "VFCC" means Variable Funding Capital Corporation, a Delaware corporation and its successors and assigns.

     (b) Section 7.03 of the Servicing Agreement is hereby amended by deleting the addresses of the Noteholder and substituting in lieu thereof, the following:

          "To the Noteholder:

               Variable Funding Capital Corporation
               c/o First Union Securities, Inc.
               301 South College Street, TW-9
               Charlotte, North Carolina 28288
               Attention:       Conduit Administration
               Telephone:       (704) 383-9343
               Telecopy:        (704) 383-6036

               With a copy to:

               Lord Securities Corporation
               48 Wall Street, 27th Floor
               New York, New York 10005
               Attention:       Vice President
               Telephone:       (212) 346-9008
               Telecopy:        (212) 346-9012

     SECTION 6. EFFECTIVE DATE. This Amendment shall become effective as of the date (the "EFFECTIVE DATE") on which each of the following conditions precedent shall have been satisfied:

     (a) AMENDMENT. The Surety Bond Provider, First Union Securities and VFCC shall have received multiple counterparts, as requested, of this Amendment and Amendment No. 3 to Insurance Agreement, executed and delivered by a duly authorized officer of each party hereto.

     (b)  NOTE.

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          (i)  The Debtor shall have executed and delivered a Note in form and substance satisfactory to First Union Securities, VFCC and the Surety Bond Provider, payable to the order of Variable Funding Capital Corporation, in the principal amount of $150,000,000.

          (ii) Bank of America shall have delivered the EFC Note to First Union Securities.

     (c) ASSIGNMENT AND ACCEPTANCE. EFC shall have executed and delivered to First Union Securities, on behalf of VFCC, an Assignment and Acceptance in the form of EXHIBIT A attached hereto, and the First Union Securities shall have evidenced its acceptance of such Assignment and Acceptance by simultaneously causing the payment of all amounts owing to Bank of America under the EFC Note.

     (d) AMOUNTS OWING TO BANK OF AMERICA. Bank of America shall have provided to the Debtor (or FIFS on behalf of the Debtor) with an invoice setting forth all amounts owed as of the date hereof (excluding amounts owed under the EFC
Note) by the Debtor to Bank of America and EFC under the Security Agreement and, simultaneously with the occurrence of the events specified in subsection b(ii) above, the Debtor shall have paid all such amounts to Bank of America or EFC, as applicable.

     (e) COMPLIANCE CERTIFICATE: First Union Securities and the Surety Bond Provider shall have received a monthly debtor's certificate, which shall be true and correct in the form of Exhibit H to the Security Agreement, duly and properly executed by an authorized officer of the Debtor on behalf of the Debtor, dated as of the last Business Day of the calendar month immediately preceding the Effective Date.

     (f) CORPORATE AUTHORITY. First Union Securities and the Surety Bond Provider shall have received copies of resolutions of the Board of Directors of each of the Debtor, the Seller and the Servicer authorizing the execution, delivery and performance by the Debtor, the Seller and the Servicer of the Transaction Documents as amended by this Amendment, accompanied by an original certificate of the Secretary or the Assistant Secretary of each of the Debtor, the Seller and the Servicer that such resolutions are true, correct and complete copies of resolutions duly adopted by the Board of Directors and that such resolutions have not been modified, rescinded or revoked, and further certifying as to the incumbency and signature of the officers of the Debtor, the Seller and the Servicer executing this Amendment and the Note.

     (g) GOOD STANDING CERTIFICATES. First Union Securities and the Surety Bond Provider shall have received a Good Standing Certificate for each of the Servicer, the Debtor and the Seller issued by the Secretary of State for the Servicer's, the Debtor's and the Seller's jurisdiction of incorporation and certificates of qualification as a foreign corporation issued by the Secretaries of State of each jurisdiction where such qualification is necessary for the conduct of its respective business, in each case, dated no earlier than 30 days prior to the date hereof.

     (h) FINANCING STATEMENTS AND SEARCH REPORTS. First Union Securities and the Surety Bond Provider shall have received:

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          (i)  Acknowledgement copies of proper Financing Statements (Form
     UCC-1), duly filed with the Delaware Secretary of State on or before the Effective Date, or other similar instruments or documents, as may be necessary or, in the opinion of the First Union Securities, desirable under the UCC of all appropriate jurisdictions or any comparable law to perfect the Secured Parties' security interest in the collateral.

          (ii) Certified copies of Requests for Information or Copies (Form UCC-11) (or a similar search report certified by a party acceptable to First Union Securities), dated on or before the Effective Date, listing all effective financing statements which name the Debtor as debtor and which are filed with the Texas Secretary of State or the Delaware Secretary of State.

     (i) OPINIONS. First Union Securities shall have received reliance letters from each law firm that rendered an opinion to Bank of America and/or EFC permitting First Union Securities, as agent and VFCC to rely on each such opinion as if such opinion had been addressed to such person or if reliance letters cannot be obtained First Union Securities shall have received new opinions addressing each of the items and parties as the opinions that were delivered to Bank of America and/or EFC which opinions shall be in form and substance satisfactory to First Union Securities.

     (j) REPRESENTATIONS AND WARRANTIES. First Union Securities and the Surety Bond Provider shall have received a Certificate of an officer of each of the Debtor, the Seller and the Servicer certifying that the representations and warranties of each of the Debtor, the Seller and the Servicer contained in the Transaction Documents are true and correct on and as of the date hereof as though made on and as of the date hereof.

     (k) COVENANTS. The Debtor is in compliance with each of its covenants set forth herein and each of the Transaction Documents to which it is a party.

     (l) NO DEFAULT. No event has occurred which constitutes an Amortization Event, Termination Event, Wind-Down Event, a Potential Amortization Event, Potential Termination Event or Potential Wind-Down Event.

     (m) SURETY BOND. The replacement Surety Bond shall be issued and executed in form and substance satisfactory to the First Union Securities.

     (n) RESERVE ACCOUNT. The Reserve Account shall have been established at First Union National Bank, and the required deposit by the Debtor into the Reserve Account shall have been made.

     (o) OTHER INFORMATION. The Debtor shall have taken such other action, including delivery of approvals, consents, opinions, documents and instruments, as First Union Securities or the Surety Bond Provider may reasonably request.

     SECTION 7. MISCELLANEOUS.

     (a) REFERENCES IN TRANSACTION DOCUMENTS. Upon the effectiveness of this Amendment, each reference in a Transaction Document to "this Agreement", "hereunder",

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"hereof", "herein", or words of like import shall mean and be a reference to such Transaction Document as amended hereby, and each reference to a Transaction Document in any other Transaction Document or any other document, instrument or agreement, executed and/or delivered in connection with any Transaction Document shall mean and be a reference to such Transaction Document as amended hereby.

     (b) EFFECT ON TRANSACTION DOCUMENTS. Except as specifically amended above, the Transaction Documents and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

     (c) NO WAIVER. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Person under any Transaction Document or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein.

     (d) SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

     (e) COUNTERPARTS. This Amendment may be executed in any number of counterparts, and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

     (f) HEADINGS. The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

     (g) AMENDMENTS. This Amendment may not be amended or otherwise modified except as provided in the Transaction Documents.

     (h) GOVERNING LAW. THIS AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALLIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH,THE LAWS OF THE STATE OF NEY YORK, OTHER THAN THE CONFLICT OF LAW RULES THEREOF.

                                        9
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     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duty authorized, as of the date first above written.

                                        FIRST INVESTORS AUTO RECEIVABLES
                                        CORPORATION.

                                        By:
                                           -------------------------------------
                                               Name:
                                               Title:

                                        FIRST INVESTORS FINANCIAL SERVICES, INC.

                                              By:
                                                 -------------------------------
                                                    Name:
                                                    Title:

                                        FIRST INVESTORS SERVICING CORPORATION

                                              By:
                                                 -------------------------------
                                                    Name:
                                                    Title:

                                        FIRST UNION SECURITIES, INC.

                                              By:
                                                 -------------------------------
                                                    Name:
                                                    Title:

                                        VARIABLE FUNDING CAPITAL CORPORATION

                                        By First Union Securities, Inc.
                                           as attorney-in-fact

                                              By:
                                                 -------------------------------
                                                    Name:
                                                    Title:

                                        WELLS FARGO BANK MINNESOTA,
                                        NATIONAL ASSOCIATION

                                              By:
                                                 -------------------------------

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                                                    Name:
                                                    Title:

                                        MBIA INSURANCE CORPORATION

                                              By:
                                                 -------------------------------
                                                    Name:
                                                    Title:

Agreed and accepted as of the date first written above

BANK OF AMERICA, N.A.,

By:
  -------------------------------
     Name:
     Title:

ENTERPRISE FUNDING CORPORATION

By:
  -------------------------------
     Name:
     Title:

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                                                                       Exhibit A
                        Form of Assignment and Acceptance

                        FORM OF ASSIGNMENT AND ACCEPTANCE

                                Dated __________

     Reference is made to the Note Purchase Agreement dated as of October 22, 1996 (as amended, restated, or otherwise modified from time to time, the "AGREEMENT") among First Investors Auto Receivables Corporation as the issuer, and Enterprise Funding Corporation, as company. Except as otherwise provided herein, capitalized terms used herein will have the meanings ascribed to them in the Agreement.

     __________________ (the "ASSIGNOR") and ___________________ (the
"ASSIGNEE") agree as follows:

     1. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, that interest in and to all of the Assignor's rights and obligations under the Agreement as of the date hereof which represents the percentage interest specified in SECTION 1 of
Schedule 1 of all outstanding rights and obligations of the Assignor under the Agreement, including, without limitation, such interest in the Note held by the Assignor. After giving effect to such sale and assignment, the Net Investment with respect to the Note held by the Assignee will be as set forth in SECTION 2 of Schedule 1.

     2. The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Agreement or any other instrument or document furnished pursuant thereto; and (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Issuer or the performance or observance by the Issuer of any of its obligations under the Agreement or any other instrument or document furnished pursuant thereto.

     3. The Assignee (i) confirms that it has received a copy of the Agreement, together with copies of such financial statements and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (ii) agrees that it will, independently and without reliance upon the Administrative Agent or the Assignor and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Agreement; (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Agreement as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Agreement are required to be performed by it.

     4. Following the execution of this Assignment and Acceptance by the Assignor and the Assignee, it will be delivered to the Administrative Agent for acceptance and recording by the Administrative Agent. The effective date of this Assignment and Acceptance (the "TRANSFER DATE") shall be the date of acceptance thereof by Administrative Agent, unless a later date is specified in SECTION 3 of Schedule 1 hereof.

     5. Upon such acceptance by the Administrative Agent and upon such recording by the Administrative Agent, as of the Transfer Date, (i) the Assignee shall be a party to the Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations as Company thereunder and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Agreement.

     6. Upon such acceptance by the Administrative Agent and upon such recording by the Administrative Agent, from and after the Transfer Date, the Administrative Agent shall make, or cause to be made, all payments under the Agreement in respect of the interest assigned hereby (including, without limitation, all payments of principal and interest with respect thereto) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Agreement for periods prior to the Transfer Date directly between themselves.

     7. This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of New York.

                  [remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                              [NAME OF ASSIGNOR]

                                              By:
                                                 -------------------------------
                                                    Name:
                                                    Title:

                                              ADDRESS FOR NOTICES
                                                   [ADDRESS]

                                              [NAME OF ASSIGNEE]

                                              By:
                                                 -------------------------------
                                                    Name:
                                                    Title:

                                              ADDRESS FOR NOTICES
                                                   [ADDRESS]

Acknowledged and accepted
this ___ day of ___________, ____

FIRST UNION SECURITIES, INC.,
as Administrative Agent

By:
  -------------------------------
     Name:
     Title:

                                   Schedule 1
                                       to
                            Assignment and Acceptance
                             Dated January 14, 2001

     SECTION 1.

             Net  Investment Assigned:             ________%
             Net  Investment Retained by Assignor: ________%

     SECTION 2.

             Assignee's Commitment:  $____________

             Outstanding Amount
             Owing to the Assignee: $_____________

     SECTION 3.

             Transfer Date: ___________________